Exhibit 99.1

CBRE Group, Inc.

Worldwide

Business Activity 2012

Offices	332	(a)

Employees	37,050+	(b)

Countries	42	(c)

Total Transaction Value	$189.8 billion

Property Sales (# of Transactions)	17,575

Property Sales (Transaction Value)	$116.9 billion

Property Leasing (# of Transactions)	51,900

Property Leasing (Transaction Value)	$72.9 billion

Property & Corporate Facilities Under Management	3.3 billion sq. ft.	(d)

Loan Originations	$22.4 billion	(e)

Loan Servicing	$125.1 billion	(f)

Investment Assets Under Management	$92.0 billion

Development in Process	$4.2 billion	(g)

Valuation & Advisory Assignments	118,400

Project Management Contract Value	$22.3 billion	(h)

(a) excludes 101 affiliate offices

(b) excludes approximately 5,000 affiliate employees

(c) excludes 21 countries covered though affiliate offices

(d) includes 0.24 billion sq. ft. managed by affiliate offices

(e) includes loan sale advisory

(f) includes loans serviced by GEMSA, a joint venture between CBRE Capital Markets and GE Capital Real Estate

(g) includes $1.2 billion of Long-Term Operating Assets (projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition)

(h) includes $13.2 billion of projects that were in process as of December 31, 2012

CBRE Group, Inc.

Americas

Business Activity 2012

Offices	151	(a)

Employees	22,575+	(b)

Countries	6	(c)

Total Transaction Value	$121.4 billion

Property Sales (# of Transactions)	6,725

Property Sales (Transaction Value)	$67.5 billion

Property Leasing (# of Transactions)	35,575

Property Leasing (Transaction Value)	$53.9 billion

Tenant Rep	$32.3 billion

Landlord Rep	$21.6 billion

Property & Corporate Facilities Under Management	1.6 billion sq. ft.	(d)

Loan Originations	$22.0 billion	(e)

Loan Servicing	$106.4 billion	(f)

Investment Assets Under Management	$33.3 billion

Development in Process	$4.2 billion	(g)

Valuation & Advisory Assignments	41,400

Project Management Contract Value	$15.5 billion	(h)

(a) excludes 43 affiliate offices

(b) excludes approximately 1,600 affiliate employees

(c) excludes 3 countries covered by affiliate offices

(d) includes 0.14 billion sq. ft. managed by affiliate offices

(e) includes loan sale advisory

(f) reflects loans serviced by GEMSA, a joint venture between CBRE Capital Markets and GE Capital Real Estate

(g) includes $1.2 billion of Long-Term Operating Assets (projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition)

(h) includes $8.7 billion of projects that were in process as of December 31, 2012

CBRE Group, Inc.

EMEA

Business Activity 2012

Offices	94	(a)

Employees	5,450+	(b)

Countries	27	(c)

Total Transaction Value	$44.6 billion

Property Sales (# of Transactions)	1,875

Property Sales (Transaction Value)	$30.0 billion

Property Leasing (# of Transactions)	5,300

Property Leasing (Transaction Value)	$14.6 billion

Property & Corporate Facilities Under Management	0.6 billion sq. ft.	(d)

Loan Originations	$0.4 billion	(e)

Loan Servicing	$18.7 billion

Investment Assets Under Management	$48.2 billion

Valuation & Advisory Assignments	61,775

Project Management Contract Value	$3.0 billion	(f)

(a) excludes 47 affiliate offices

(b) excludes approximately 1,500 affiliate employees

(c) excludes 14 countries covered through affiliate offices

(d) excludes 0.03 billion sq. ft. managed by affiliate offices

(e) includes loan sale advisory

(f) includes $2.1 billion of projects that were in process as of December 31, 2012

CBRE Group, Inc.

Asia Pacific

Business Activity 2012

Offices	87	(a)

Employees	7,800+	(b)

Countries	9	(c)

Total Transaction Value	$23.8 billion

Property Sales (# of Transactions)	8,975

Property Sales (Transaction Value)	$19.4 billion

Property Leasing (# of Transactions)	11,025

Property Leasing (Transaction Value)	$4.4 billion

Property & Corporate Facilities Under Management	1.1 billion sq. ft.	(d)

Investment Assets Under Management	$10.5 billion

Valuation & Advisory Assignments	15,225

Project Management Contract Value	$3.8 billion	(e)

(a) excludes 11 affiliate offices

(b) excludes approximately 1,900 affiliate employees

(c) excludes 4 countries covered by affiliate offices

(d) excludes 0.07 billion sq. ft. managed by affiliate offices

(e) includes $2.4 billion of projects that were in process as of December 31, 2012

CBRE Group, Inc.

Office Services

Worldwide

Business Activity 2012

Total Transaction Value	$95.1 billion

Property Sales (# of Transactions)	2,000

Property Sales (Transaction Value)	$46.5 billion

Property Leasing (# of Transactions)	28,775

Property Leasing (Transaction Value)	$48.6 billion

Property & Corporate Facilities Under Management	1.2 billion sq. ft.	(a)

Loan Originations	$4.7 billion	(b)

Valuation & Advisory Assignments	33,000

(a) includes commercial property by affiliate offices

(b) includes loan sale advisory

CBRE Group, Inc.

Office Services

The Americas

Business Activity 2012

Total Transaction Value	$62.5 billion

Property Sales (# of Transactions)	1,100

Property Sales (Transaction Value)	$23.8 billion

Property Leasing (# of Transactions)	20,625

Property Leasing (Transaction Value)	$38.7 billion

Property & Corporate Facilities Under Management	0.7 billion sq. ft.	(a)

Loan Originations	$4.6 billion	(b)

Valuation & Advisory Assignments	5,600

(a) includes commercial property managed by affiliate offices

(b) includes loan sale advisory

CBRE Group, Inc.

Industrial Services

Worldwide

Business Activity 2012

Total Transaction Value	$25.6 billion

Property Sales (# of Transactions)	2,550

Property Sales (Transaction Value)	$15.8 billion

Property Leasing (# of Transactions)	10,550

Property Leasing (Transaction Value)	$9.8 billion

Property & Corporate Facilities Under Management	0.7 billion sq. ft.	(a)

Loan Originations	$1.4billion	(b)

Valuation & Advisory Assignments	17,675

(a) includes commercial property managed by affiliate offices

(b) includes loan sale advisory

CBRE Group, Inc.

Industrial Services

The Americas

Business Activity 2012

Total Transaction Value	$19.5 billion

Property Sales (# of Transactions)	1,875

Property Sales (Transaction Value)	$10.5 billion

Property Leasing (# of Transactions)	8,825

Property Leasing (Transaction Value)	$9.0 billion

Property & Corporate Facilities Under Management	0.5 billion sq. ft.	(a)

Loan Originations	$1.4 billion	(b)

Valuation & Advisory Assignments	6,350

(a) includes commercial property managed by affiliate offices

(b) includes loan sale advisory

CBRE Group, Inc.

Retail Services

Worldwide

Business Activity 2012

Total Transaction Value	$29.7 billion

Property Sales (# of Transactions)	2,600

Property Sales (Transaction Value)	$16.5 billion

Property Leasing (# of Transactions)	8,950

Property Leasing (Transaction Value)	$13.2 billion

Property & Corporate Facilities Under Management	0.5 billion sq. ft.	(a)

Loan Originations	$1.6 billion	(b)

Valuation & Advisory Assignments	34,200

(a) includes commercial property managed by affiliate offices

(b) includes loan sale advisory

CBRE Group, Inc.

Retail Services

The Americas

Business Activity 2012

Total Transaction Value	$14.5 billion

Property Sales (# of Transactions)	1,450

Property Sales (Transaction Value)	$9.0 billion

Property Leasing (# of Transactions)	5,600

Property Leasing (Transaction Value)	$5.5 billion

Property & Corporate Facilities Under Management	0.3 billion sq. ft.	(a)

Loan Originations	$1.6 billion	(b)

Valuation & Advisory Assignments	8,725

(a) includes  commercial property managed by affiliate offices

(b) includes loan sale advisory

CBRE Group, Inc.

Multi-Housing Services

Worldwide

Business Activity 2012

Property Sales (# of Transactions)	8,225	(a)

Property Sales (Transaction Value)	$27.8 billion	(a)

Property & Corporate Facilities Under Management	0.3 billion sq. ft.	(b)

Loan Originations	$11.6 billion	(c)

Valuation & Advisory Assignments	13,475

(a) includes approximately 7,225 residential unit sales in Asia Pacific valued at $8.5 billion

(b) includes multi-housing property managed by affiliate offices

(c) includes loan sale advisory

CBRE Group, Inc.

Multi-Housing Services

The Americas

Business Activity 2012

Property Sales (# of Transactions)	775

Property Sales (Transaction Value)	$18.6 billion

Loan Originations	$11.6 billion	(a)

Valuation & Advisory Assignments	6,625

(a) includes loan sale advisory